UNITED STATES
                       SECURITIES AND EXCHANGE COMMISSION
                              WASHINGTON, DC 20549


                                    FORM 8-K


                             CURRENT REPORT PURSUANT
                          TO SECTION 13 OR 15(D) OF THE
                         SECURITIES EXCHANGE ACT OF 1934


        Date of report (Date of earliest event reported): August 10, 2009

                              ENGlobal Corporation
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             (Exact Name of Registrant as Specified in Its Charter)

                                     Nevada
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                 (State or Other Jurisdiction of Incorporation)

               001-14217                                 88-0322261
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       (Commission File Number)              (IRS Employer Identification No.)


654 N. Sam Houston Pkwy E., Suite 400, Houston, Texas        77060-5914
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       (Address of Principal Executive Offices)              (Zip Code)

                                  281-878-1000
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              (Registrant's Telephone Number, Including Area Code)


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          (Former Name or Former Address, if Changed Since Last Report)

     Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions (see General Instruction A.2. below):

     |_| Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

     |_| Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

     |_| Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

     |_| Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Item 5.02 Departure of Directors or Certain Officers; Election of Directors; Appointment of Certain Officers; Compensatory Arrangements of Certain Officers.

Adoption of ENGlobal Corporation Incentive Bonus Plan

On August 10, 2009, the Compensation Committee (the "Committee") of the Board of Directors of ENGlobal Corporation (the "Company") adopted the ENGlobal Corporation Incentive Bonus Plan, effective as of July 1, 2009 (the "Plan"). The Plan is designed to promote and advance the interests of the Company and its stockholders by enabling the Company and its affiliates to attract, retain and reward certain valued employees.

Under the Plan, the Committee has the exclusive authority to administer the Plan, interpret the Plan, and adopt, amend and rescind rules and regulations relating to the Plan. Additionally, the Committee will determine the financial and other metrics applicable to the bonuses payable to the Company's Chief Executive Officer, Chief Financial Officer and Chief Operating Officer, if any. The Company's Chief Executive Officer, or his designee, will determine the financial and other metrics applicable to the bonuses payable to each other participant in the Plan.

The initial metrics, or criteria against which performance will be measured, to determine the bonus standards are: (i) consolidated earnings per share of the Company; (ii) profit of the applicable operating segment of the Company; (iii) total recordable safety related incidents; and (iv) average number of days within which amounts due for work performed are collected. Each metric is given a different weight in the bonus calculation. The maximum aggregate annual bonuses payable under the Plan are limited to 15% of consolidated pre-tax net income of the Company, after consideration of the bonus expense. However, the Committee may, in its sole discretion, establish a different maximum amount of aggregate bonuses to be awarded under the Plan.

Bonuses are calculated for the six-month periods ended December 31 and June 30, and bonus payments are made in two equal installments, approximately three months and six months after the end of each bonus period.

The foregoing description of the Plan does not purport to be complete and is qualified in its entirety by reference to the plan, which is filed as Exhibit
10.1 and is incorporated herein by reference.

Item 9.01 Financial Statements and Exhibits

     (d) Exhibits

         Exhibit Number    Description
         --------------    -----------

         10.1 ENGlobal Corporation Incentive Bonus Plan dated effective July 1, 2009.

                                   SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the Company has duly caused this report to be signed on its behalf by the undersigned thereunto duly authorized.

                                       ENGlobal Corporation

Date: August 17, 2009                  By: /s/ Natalie S. Hairston
                                           -----------------------
                                           Natalie S. Hairston, Vice President -
                                           Investor Relations, Chief Governance
                                           Officer, and Corporate Secretary



                                  EXHIBIT LIST

     Exhibit Number    Description
     --------------    -----------

     10.1              ENGlobal Corporation Incentive Bonus Plan dated effective
                       July 1, 2009.